UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 11, 2006
PSYCHEMEDICS CORPORATION
(Exact Name of Registrant As Specified In Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

1-13738 (Commission File Number)	58-1701987 (I.R.S. Employer Identification No.)

125 Nagog Park, Acton, Massachusetts	01720
(Address of Principal Executive Offices)	(Zip Code)
(978) 206-8220
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENTS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURE
EXHIBIT INDEX
Ex-10.1 2006 Equity Incentive Plan
Ex-10.2 Form of Stock Unit Award Agreement with Employees and Consultants
Ex-10.2 Form of Stock Unit Award Agreement with Non-employee Directors

ITEM 1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENTS
     On May 11, 2006, the shareholders of Psychemedics Corporation (the “Company”) approved the Company’s 2006 Equity Incentive Plan that was filed with the Securities and Exchange Commission on April 4, 2006 as part of the Company’s definitive proxy statement on Schedule 14A. The 2006 Equity Incentive Plan is included herein as Exhibit 10.1 to this Current Report on Form 8-K.
     On May 11, 2006 the Company granted to various executive officers of the Company stock unit awards pursuant to the 2006 Equity Incentive Plan. The form of stock unit award agreement to be used to document the awards to executive officers and other employees and consultants of the Company is included herein as Exhibit 10.2 to this Current Report on Form 8-K.
     On May 11, 2006 the Company granted to each of the non-employee directors of the Company stock unit awards pursuant to the 2006 Equity Incentive Plan. The form of stock unit award agreement to be used to document the awards to non-employee directors of the Company is included herein as Exhibit 10.3 to this Current Report on Form 8-K.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
          (d) Exhibits
          The following exhibits are filed herewith:

10.1	2006 Equity Incentive Plan

10.2	Form of Stock Unit Award Agreement with Employees and Consultants

10.3	Form of Stock Unit Award Agreement with Non-employee Directors

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PSYCHEMEDICS CORPORATION Dated: May 17, 2006
By:	/s/ Peter C. Monson
Peter C. Monson, Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

10.1	2006 Equity Incentive Plan

10.2	Form of Stock Unit Award Agreement with Employees and Consultants

10.3	Form of Stock Unit Award Agreement with Non-employee Directors